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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): August 30, 2001


          INDYMAC MBS, INC. (as depositor under the Pooling and
          Servicing Agreement, dated as of August 1, 2001, providing for the issuance of the INDYMAC MBS, INC., Mortgage
          Pass-Through Certificates, Series 2001-A).

                               INDYMAC MBS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                Delaware                   333-82831           95-4791925
      ----------------------------        -----------       ----------------
      (State or Other Jurisdiction        (Commission       (I.R.S. Employer
            of Incorporation)             File Number)     Identification No.)

          155 North Lake Avenue
          Pasadena, California                                  91101
          --------------------                               --------
          (Address of Principal                              (Zip Code)
           Executive Offices)

       Registrant's telephone number, including area code (800) 669-2300

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Item 5.     Other Events.
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        On August 30, 2001, IndyMac MBS, Inc. (the "Company") entered into a
Pooling and Servicing Agreement dated as of August 1, 2001 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, IndyMac Bank, F.S.B. ("IndyMac"), as seller and as master servicer, and Bankers Trust Company of California, N.A., as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2001-A (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as
Exhibit 99.1.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
----        ------------------------------------------------------------------

   Not applicable.

   Not applicable.

   Exhibits:

     99.1. Pooling and Servicing Agreement, dated as of August 1, 2001, by and among the Company, IndyMac and the Trustee.


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                                  SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INDYMAC MBS, INC.



                                            By:  /s/ S. Blair Abernathy
                                                ---------------------------
                                                S. Blair Abernathy
                                                Executive Vice President



Dated:  July 15, 2002



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                                 Exhibit Index
                                 -------------



Exhibit                                                                Page
-------                                                                ----

        99.1.  Pooling and Servicing Agreement, dated as of
               August 1, 2001, by and among, the Company,
               IndyMac and the Trustee                                   5





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